UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to SECTION 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2010
AMH HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-115543 (Commission File Number)	16-1693178 (IRS Employer Identification No.)

3773 State Road, Cuyahoga Falls, Ohio (Address of principal executive offices)	44223 (Zip Code)
Registrant’s telephone number, including area code: (330) 929-1811
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the proposed offering of the Notes, the acquisition and the financing thereof. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the filings with the Securities and Exchange Commission (the “SEC”) of AMH Holdings, LLC (the “Reporting Entity”). Any forward-looking statements speak only as of the date of this report and, except to the extent required by applicable securities laws, the Reporting Entity expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Reporting Entity does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.
     Associated Materials, LLC announced that Carey Acquisition Corp. and its subsidiary priced an offering of $730 million in aggregate principal amount of 9.125% senior secured notes due 2017 (the “Notes”) at an issue price of 100% of the principal amount of the Notes. The Notes will be offered in a private placement to “qualified institutional buyers” in the United States defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The sale of the Notes is expected to close on or about October 13, 2010.
     The net proceeds from the offering of the Notes will be used, in part, to finance the previously announced acquisition of the parent company of Associated Materials, LLC by affiliates of Hellman & Friedman, LLC, and the offering of the Notes is conditioned upon the contemporaneous closing of the acquisition. Upon completion of the offering and the acquisition, the Notes will become obligations of Associated Materials, LLC. The Notes will be guaranteed by all of the direct and indirect domestic subsidiaries of Associated Materials, LLC that guarantee the new senior secured asset-based revolving credit facility that is expected to be entered into in connection with the acquisition (the “new ABL facility”). The Notes and the guarantees will be secured by first-priority liens on substantially all of Associated Materials, LLC’s and the guarantors’ assets (other than receivables and inventory and related general intangibles, certain other related assets and proceeds thereof which secure our new ABL facilities), subject to certain exceptions and permitted liens. Subject to certain exceptions, the Notes and the guarantees will also be secured by second-priority liens on Associated Materials, LLC’s and the guarantors’ assets that secure the new ABL facilities, including receivables and inventory and related general intangibles, certain other related assets and proceeds thereof.
     This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful. The Notes have not been and will not be registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMH HOLDINGS, LLC
DATE: October 1, 2010	By:	/s/ Stephen E. Graham
Stephen E. Graham
Vice President--Chief Financial Officer, Treasurer and Secretary